SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2009
Northwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

	100 Liberty Street Warren, Pennsylvania (Address of principal executive office)	16365 (Zip code)
Registrant’s telephone number, including area code: (814) 726-2140

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers
On January 30, 2009, Robert A. Ordiway retired as Executive Vice President of Marketing and Facilities after 34 years of dedicated service to the company. Mr. Ordiway was the founder of the Company’s Community Banking Division and has been instrumental in the Company’s growth through de-novo branching and acquisitions. His duties have been assumed by existing management. Steven Fisher, Executive Vice President, Banking Services, has been assigned the responsibility for the Marketing oversight while William Harvey, Executive Vice President and Chief Financial Officer, will supervise the Facilities Department.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.
DATE: January 30, 2009	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer